SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2003 (September 2, 2003)

National HealthCare Corporation
(Exact name of Registrant as specified in its charter)

Delaware	333-37185	52-2057472
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-2020
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

National HealthCare Corporation
Report on Form 8-K
September 2, 2003

TABLE OF CONTENTS

Item 5.	Other Events	3

Signature		3

Exhibit 99.9		4

FORWARD-LOOKING STATEMENTS

The Company may from time to time make written or oral statements, including statements contained in this report which may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934 (the "Exchange Act"). The words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, deposit levels, loan demand, loan collateral values, securities portfolio values, interest rate risk management, the effects of competition in the banking business from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating through the Internet, changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions, failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans and other factors. The Company cautions that such factors are not exclusive. The Company does not intend to update or reissue any forward-looking statements contained in this report as a result of new information or other circumstances that may become known to the Company.

Item 5. Other Events

National HealthCare Corporation announced today that it had named Dr. James Paul Abernathy to its board of directors.

Number	Exhibit
99.9	Press release dated September 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National HealthCare Corporation

By: /s/ W. Andrew Adams
Name: W. Andrew Adams
Title: Chief Executive Officer

By: /s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: September 2, 2003

For release: September 2, 2003

Contact: Gerald Coggin, V.P. Investor Relations

Phone: (615) 890-2020

NHC adds Abernathy to Board of Directors

MURFREESBORO, Tenn. -- National HealthCare Corporation (AMEX: NHC), one of the nation's oldest long-term health care companies, today announced the election of Murfreesboro physician, Dr. James Paul Abernathy, to its Board of Directors.

Dr. Abernathy replaces board member Dr. Olin Williams who died suddenly earlier this summer. Dr. Williams, a founding director of NHC in 1971, was deeply admired for his knowledge and unique ability to think through problems and always come to a solid conclusion.

"The addition of Dr. Abernathy maintains the strong medical focus of the NHC Board since its inception." NHC President Andy Adams said. "His 43 years of experience in the medical profession will enable him to be an important contributor to NHC."

Dr. Abernathy is a retired general surgeon, who was in private practice at Murfreesboro Medical Clinic from 1971 until his retirement in 1995. In addition, he served as a general practice physician for the Hazard Memorial Hospital in Hazard, Ky. Lt. Col. Abernathy served as a flight surgeon for the Homestead Air Force Base in Florida and Chief of Surgery for the United States Air Force at Keesler Air Force Base in Mississippi. Dr. Abernathy twice served as President of the Rutherford County Stones River Academy of Medicine and holds membership in the Southern Medical Society, the Southeastern Surgery Society, and is a Fellow in the American College of Surgeons.

NHC provides services to 78 long-term health care centers with 9,584 beds. NHC also operates 32 homecare programs, seven independent living centers and assisted living centers at 21 locations. NHC's other services include managed care specialty medical units, Alzheimer's units and a rehabilitation services company. For additional information, including Form 10-Q quarterly report, Form 10-K annual report and press releases visit our web sit at www.NHCcare.com.